SCHEDULE OF NOTES PAYABLE (Details) - USD ($)	Sep. 30, 2025	Dec. 31, 2024	Dec. 31, 2023
Debt Instrument [Line Items]
Vehicle note payable for $40,248 with monthly installment payments of $799, including interest at 6.99% per annum. The loan is collateralized by the respective vehicle and is due in February 2027.	$ 12,745	$ 19,082	$ 27,036
Less current portion	(8,982)	(8,524)	(7,950)
LONG-TERM PORTION	$ 3,763	10,558	19,086
Vehicle Note Payable [Member]
Debt Instrument [Line Items]
Vehicle note payable for $40,248 with monthly installment payments of $799, including interest at 6.99% per annum. The loan is collateralized by the respective vehicle and is due in February 2027.		$ 19,082	$ 27,036